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                        JOINT FILING AGREEMENT                   Exhibit 8
                        ----------------------

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D to which this Agreement is an exhibit (and any further amendment filed by them) with respect to the shares of Common Stock, $.001 par value, of Aviation Sales Company.

                  This agreement may be executed simultaneously in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated:  July 29, 1997
                             J/T AVIATION PARTNERS

                             By:   JAPAN FLEET SERVICE (DELAWARE) INC.,
                                   General Partner

                                   For J/T Aviation Partners and as a Reporting
                                   Person

                             By:   /s/ Tim L. Watkins
                                  ---------------------------------------------
                                       Name:  Tim L. Watkins
                                       Title: President

                             By:  TM AVIATION (JAPAN) INC., General Partner

                                  For J/T Aviation Partners and as a Reporting
                                  Person

                                  By: /s/ K. Okui
                                  ---------------------------------------------
                                      Name:  K. Okui
                                      Title: President

                             By:  TM AVIATION (USA) INC., General Partner

                                  For J/T Aviation Partners and as a Reporting
                                  Person

                                  By: /s/ D. Nakano
                                  ---------------------------------------------
                                      Name:  D. Nakano
                                      Title: President

                            TOMEN CORPORATION

                             By:   /s/ K. Okui
                                  ---------------------------------------------
                                       Name:
                                       Title:
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                            JAPAN FLEET SERVICE (Europe) B.V.

                            By:   /s/ Tim L. Watkins
                                  ---------------------------------------------
                                  Name:   Tim L. Watkins
                                  Title:  Director

                            JAPAN FLEET SERVICE (Singapore) Pte. Ltd.

                            By:   /s/ Tim L. Watkins
                                  ---------------------------------------------
                                  Name:   Tim L. Watkins
                                  Title:  Managing Director